                                                                    EXHIBIT 99.1

Green Tree Financial Corp.
Net Interest Margin Trust 1995-A
August, 1999
Payment: September 15, 1999

              7.25% SECURITIZED NET INTEREST MARGIN CERTIFICATES

                                                               Cusip # 393534AC6
                                                      Trust Account # 33-34309-0
                                           Distribution Date: September 15, 1999

                                                                                                      Per $1,000
Securitized Net Interest Margin Certificates                                                           Original
--------------------------------------------                                                          ----------
1.   Amount Available                                                          2,016,553.83

Interest

2.   Aggregate Interest                                                          973,225.62           3.15982344


3.   Amount Applied to:

     (a)  accrued but unpaid Interest

4.   Remaining:

     (a)  accrued but unpaid Interest

5.   Monthly Interest                                                            973,225.62

Principal

6.   Current month's principal distribution                                    1,043,328.21           3.38742925

7.   Remaining outstanding principal balance                                 160,042,292.27          519.6178320
     Pool Factor                                                                 0.51961783

8.   Present value of the projected remaining aggregate cashflows of the Finance I Assets and the Residual Assets, as of the
     immediately preceding Distribution Date                                 418,408,312.17**

9.   Aggregate amount on deposit in Reserve Fund                               7,500,000.00

10.  Subordinated Certificateholder payment  (interest
     earnings on Reserve Fund, pursuant to Section 5.8)                           29,140.08

11.  Aggregate principal balance of loans
     refinanced by Green Tree Financial                                        5,585,169.55

12.  Weighted average CPR                                                            14.02%

13.  Weighted average CDR                                                             3.63%

14.  Annualized net loss percentage                                                   2.13%

15.  Delinquency             30-59 day                                                1.52%
                             60-89 day                                                0.56%
                             90+ day                                                  0.91%
                             Total 30+                                                2.99%

First Trust N. A. Paying Agent/Bondholder Relations (612) 973-5800

**Represents present value of assets for NIM 94-A, 94-B, & 95-A, after cross-collateralization, as of 8/15/99.

Green Tree Financial
Net Interest Margin Trust 1995-A
August, 1999
Payment: September 15, 1999

                                                  Fee Assets
                          -----------------------------------------------------
                                 Guarantee          Inside          Fee Asset
                                   Fees              Refi             Total
                          -----------------------------------------------------

GTFC 1994-5                      189,104.19        30,375.45        219,479.64
GTFC 1994-6                            0.00        33,738.53         33,738.53
GTFC 1994-7                       43,239.59        36,849.98         80,089.57
GTFC 1994-8                            0.00        45,734.03         45,734.03
GTFC 1995-1                            0.00        57,976.87         57,976.87
GTFC 1995-2                            0.00             0.00              0.00
GTFC 1995-3                      106,187.62       104,720.25        210,907.87
GTFC 1995-4                      300,583.70        46,550.24        347,133.94
GTFC 1995-5                            0.00             0.00              0.00
                          -----------------------------------------------------
                                 639,115.10       355,945.35        995,060.45

Total amount of Guarantee Fees and
     Inside Refinance Payments                                      995,060.45

Subordinated Servicing Fees                                         568,737.64

Payment on Finance 1 Note                                         1,563,798.09

Allocable to Interest (current)                                     702,935.48

Allocable to accrued but unpaid Interest                                  0.00

Accrued and unpaid Trustee Fees                                           0.00

Allocable to Principal                                              860,862.61

Finance 1 Note Principal Balance                                115,487,079.26

Green Tree Financial
Net Interest Margin Trust 1995-A
August, 1999
Payment: September 15, 1999

                                                 Inside
                                Residual          Refi           Total
                          ----------------------------------------------

GTFC 1994-5                         0.00             0.00          0.00
GTFC 1994-6                         0.00             0.00          0.00
GTFC 1994-7                         0.00             0.00          0.00
GTFC 1994-8                         0.00             0.00          0.00
GTFC 1995-1                         0.00             0.00          0.00
GTFC 1995-2                   180,801.45        29,908.85    210,710.30
GTFC 1995-3                         0.00             0.00          0.00
GTFC 1995-4                         0.00             0.00          0.00
GTFC 1995-5                   156,828.50        85,216.94    242,045.44
                          ----------------------------------------------
                              337,629.95       115,125.79    452,755.74

                          Total Residual and Inside
                              Refinance Payments             452,755.74